Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The components of the income tax provision are as follows:

(in thousands)	2016	2015
Federal - current	$—	$—
State and local - current	16	12
Federal - deferred	8	6
State and local - deferred	1	1
Total income tax expense	$25	$19

The following reconciles the “statutory” federal income tax rate to the effective income tax rate:

	2016	2015
Computed "expected" income tax benefit	(35)%	(35)%
Reduction (increase) in income tax benefit and increase (reduction) in income tax expense resulting from:
State tax, net of federal benefit	—	—
Change in federal valuation allowance	35	35
Other	—	—
Effective income tax rate	—%	—%

The tax effects of temporary differences that give rise to the deferred tax assets and liabilities at December 31, 2016 and 2015 are as follows:

(in thousands)	2016	2015
Deferred income tax assets:
Receivable allowance	$17	$43
Accumulated depreciation	371	214
Restructuring accrual	454	376
Intangible assets	813	484
Compensation expense	634	417
Federal net operating loss carryforward	61,688	58,532
State net operating loss carryforward	5,736	6,040
Accrued expenses	160	344
Deferred rent	57	102
Deferred revenue	83	343
Interest	180	—
Other	10	43
Gross deferred income tax assets	$70,203	$66,938
Valuation allowance	(70,203)	(66,929)
	$—	$9
Deferred income tax liabilities:
Interest	$—	$(9)
Goodwill	(16)	(7)
Gross deferred income tax liabilities	(16)	(16)
Net deferred income tax assets	$(16)	$(7)

The Company has significant deferred tax assets attributable to tax deductible intangibles and federal and state net operating loss carryforwards, which may reduce taxable income in future periods.  Based on the cumulative tax and operating losses, the lack of taxes in the carryback period, and the uncertainty surrounding the extent or timing of future taxable income, the Company believes it is not more likely than not that it will realize the tax benefits of its deferred tax assets.  Accordingly, the Company continues to record a full valuation allowance on its net deferred tax assets as of December 31, 2016 and 2015, with the exception of deferred income tax on the liabilities of certain indefinite-lived intangibles.

There was no current federal tax expense recorded in the years ended December 31, 2016 and 2015. The current state tax expense recorded for the years ended December 31, 2016 and 2015 reflects a state tax liability to one state. Deferred tax expense is recorded as of December 31, 2016 and 2015.

The tax years 2013 through 2016 may be subject to federal examination and assessment.  Tax years from 2008 through 2012 remain open solely for purposes of federal and certain state examination of net operating loss and credit carryforwards.  State income tax returns may be subject to examination for tax years 2012 through 2016, depending on state tax statute of limitations.

As of December 31, 2016, the Company had U.S. federal and state net operating loss carryforwards of approximately $176.2 million and $143.0 million, respectively.   The net operating loss carryforwards, if not utilized, will expire in the years 2017 through 2036. No tax benefit has been reported since a full valuation allowance offsets these tax attributes. However, limitations could apply upon the release of the valuation allowance.

Since the Company had changes in ownership during 2015 and continuing into 2016, additional limitations under IRC Section 382 of the Internal Revenue Code of 1986 may apply to the future utilization of certain tax attributes including net operating loss (“NOL”) carryforwards, other tax carryforwards, and certain built-in losses.  Limitations on future net operating losses apply when a greater than 50% ownership change occurs under the rules of IRC Section 382. The Company has not had a formal study completed with respect to IRC Section 382, but the Company did complete its own analysis and determined that there has not been a greater than 50% change in ownership as of December 31, 2016. However, if the merger discussed in Note 15 to the consolidated financial statements is approved, the Company has determined that it is more likely than not that a greater than 50% change in ownership may occur by May 2017. If confirmed, the allowance of future net operating losses will be limited to the market capitalization value multiplied by the “long-term tax-exempt rate” for the month in which the ownership change takes place. It is estimated that the Company would be limited to approximately $0.2 million of NOL per year, and due to expiring net operating loss provisions, the Company has estimated it would be unable to utilize approximately $172.7 million and $140.0 million of remaining federal and state net operating losses, respectively, in the future.